      As filed with the Securities and Exchange Commission on November 22, 1996
                                                      Registration No. ________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                         Pre Effective Amendment No. 2 to
                                    Form S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             COTELLIGENT GROUP, INC.
             (Exact name of registrant as specified in its charter)
     Delaware                        7379                       94-3173918
 (State or other        (Primary Standard Industrial        (I.R.S. Employer
jurisdiction of          Classification Code Number)      Identification Number)
 incorporation
or organization)
                       101 California Street, Suite 2050
                         San Francisco, California 94111
                                 (415) 439-6400
                   (Address, including zip code and telephone
             number, including area code, of registrant's principal
                               executive offices)
                                James R. Lavelle
                             Chief Executive Officer
                              Chairman of the Board
                             Cotelligent Group, Inc.
                        101 California Street, Suite 2050
                         San Francisco, California 94111
                                 (415) 439-6400
          (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
     Daniel E. Jackson, Esq.                            David W. Pollak, Esq.
     Cotelligent Group, Inc.                         Morgan, Lewis & Bockius LLP
101 California Street, Suite 2050                          101 Park Avenue
 San Francisco, California 94111                      New York, New York 10178
         (415) 439-6400                                    (212) 309-6000

                               ------------------

              Approximate date of commencement of proposed sale to
            the public: As soon as practicable after the Registration
                          Statement becomes effective.

                               ------------------

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the
Securities Act of 1933, check the following box.       X
                                                  ------------

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

         If this Form is a post-effective amendment filed pursuant to 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.

                    CALCULATION OF REGISTRATION FEE
===============================================================================
                                       Proposed    Proposed
                                        Maximum     Maximum
   Title of each           Amount      Offering    Aggregate      Amount of
class of Securities         to be      Price Per   Offering     Registration
 to be Registered         Registered     Share       Price           Fee
-------------------------------------------------------------------------------
Common stock, $.01 par
value per share......    3,500,000      $17.25    $60,375,000    $18,296.00
===============================================================================

(1) Estimated soley for the purpose of calculating the registration fee pursuant to Rule 457(c).
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall therafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Pre Effective No. 2 to Registration Statement to be signed
on its  behalf by the undersigned,   thereunto  duly  authorized,   in  the
City  of  San  Francisco, California, on this 22nd day of November, 1996.


                             COTELLIGENT GROUP, INC.


                                     By:           /S/   James R. Lavelle
                                             ----------------------------------
                                                   Chief Executive Officer




                           Signature                        Capacity In Which Signed                  Date



                  /S/  James R. Lavelle                   Chairman of the Board and              November 22, 1996
-----------------------------------------------------       Chief Executive Officer
                       James R. Lavelle



                                                          Vice Chairman of the Board             November   , 1996
-----------------------------------------------------
                        Edward E. Faber



                   /S/  Daniel E. Jackson                 Senior Vice President, Corporate       November 22, 1996
-----------------------------------------------------       Development, General Counsel,
                        Daniel E. Jackson                   and Secretary (Principal
                                                            Financial Officer)


                               *                          Vice President, Chief Accounting       November 22, 1996
-----------------------------------------------------        Officer (Principal Accounting
                        Curtis J. Parker                     Officer)



                              *                           Director                               November 22, 1996
-----------------------------------------------------
                       Michael L. Evans



                                                          Director                               November   , 1996
-----------------------------------------------------
                       Daniel M. Beals





                                       S-1



                           Signature                        Capacity In Which Signed                  Date


                                                          Director                               November , 1996
-----------------------------------------------------
                     Jeffrey J. Bernardis



                            *                             Director                               November 22, 1996
-----------------------------------------------------
                       Linda M. Cassell



                            *                             Director                               November 22, 1996
-----------------------------------------------------
                     John E. Chamberlain



                                                          Director                               November , 1996
-----------------------------------------------------
                       Anthony M. Frank



                             *                            Director                               November 22, 1996
-----------------------------------------------------
                         B. Tom Green



                              *                           Director                               November 22, 1996
-----------------------------------------------------
                       Harvey L. Poppel



                                                          Director                               November , 1996
-----------------------------------------------------
                        John C. Travers




* - By          /S/  James R. Lavelle
         --------------------------------------------
                    Attorney-in-Fact


